AVALON OIL & GAS, INC.

                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of AVALON OIL & GAS, INC. (the "Company") on Form 10-KSB for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kent Rodriguez, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                By:  /s/ Kent Rodriguez
                                                    ------------------
                                                    Kent Rodriguez
                                                    Chief Executive Officer and
                                                    Chief Financial Officer
                                                    July 13, 2006